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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                     FOR REGISTRATION OF CERTAIN CLASSES OF
               SECURITIES PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   DYNACS INC.
             (Exact name of registrant as specified in its charter)

               Delaware                                   59-2521756
(State or jurisdiction of incorporation)     (I.R.S. Employer  Identification Number)


35111 U.S. HIGHWAY 19 NORTH, SUITE 300,                    34684
             PALM HARBOR, FL
(Address of Principal Executive Offices)                 (Zip Code)

If this form relates to the registration     If this form relates to the registration
of a class of securities pursuant to         of a class of securities pursuant to
Section 12(b) of the Exchange Act and is     Section 12(g) of the Exchange Act and is
effective pursuant to General                effective pursuant to General
Instruction A(c), check the following        Instruction A(d), check the following
box. [ ]                                     box. [X]

Securities Act Registration Statement file number to which this form relates:
                                   333-33516


Securities to be registered pursuant to Section 12(b) of the Act:


        Title of Each Class                      Name of Each Exchange on Which
         to be Registered:                       Each Class is to be Registered:

          Not Applicable                             Not Applicable



       Securities to be registered pursuant to Section 12(g) of the Act:
                    Common Stock, par value $.01 per share
                                (Title of Class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF THE REGISTRANT'S SECURITIES TO BE REGISTERED.

                  For a description of the common stock of the Registrant being registered hereby, reference is made to the section entitled "Description of Securities" of the Prospectus contained in the Registrant's Registration Statement on Form S-1, File No. 333-33516, filed with the Securities and Exchange Commission on March 29, 2000, as amended (the "Registration Statement"), and which is incorporated by reference herein. Reference is also made to the section entitled "Description of Securities" included in the Prospectus to be filed by the Registrant in connection with the Registration Statement pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which is also incorporated by reference herein.

ITEM 2.  EXHIBITS.


      EXHIBIT
         NO.      DESCRIPTION

         3.1      Restated Certificate of Incorporation of the Registrant*

         3.4      By-Laws of the Registrant*

         4.1      Form of the Registrant's common stock certificate*



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*        Filed as an exhibit to the Registrant's Registration Statement on Form
         S-1 (File No. 333-33516) and is incorporated by reference herein pursuant to Rule 12b-32 promulgated under the Securities Exchange Act of 1934, as amended.
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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: August 3, 2000


                               DYNACS INC.


                               By:        /s/ Ramendra P. Singh
                                          -------------------------------------
                                          Ramendra P. Singh
                                          Chief Executive Officer and President